Related Party Transactions (Tables)	6 Months Ended
Jun. 30, 2026
Related Party Transactions
Schedule of Compensation to Key Management

Compensation to key management is comprised of the following (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Management and director fees(1)	$551	$505	$1,082	$982
Share-based compensation	1,051	1,390	1,861	2,563
	$1,602	$1,895	$2,943	$3,545

(1)
Management and director fees are comprised of salaries, bonuses, benefits and directors' fees included on the Company's interim condensed consolidated statement of comprehensive loss.

Schedule of Related Party Receivables and Payables

	June 30, 2026	December 31, 2025
Receivables
Smackover Lithium(1)	$2,789	$3,226
Total	$2,789	$3,226

Accounts payable and accrued liabilities
Smackover Lithium(2)	$4,700	$4,700
Management and directors(3)	633	2,160
Total	$5,333	$6,860
(1)
Amounts due from the Smackover Lithium entities represent receivables for reimbursement of costs paid by the Company on behalf of these entities.
(2)
Accounts payable and accrued liabilities due to Smackover Lithium as of June 30, 2026 and December 31, 2025 represents $4.0 million of cash received from Smackover Lithium and is held by the Company in a separate account and designated for working capital needs and is currently due. In addition, a $0.7 million payable, related to a cash collateralized letter of credit that is held by the Company on behalf of Smackover Lithium, was outstanding as of June 30, 2026 and December 31, 2025.
(3)
Amounts due to management and directors primarily include accrued management and director compensation. As of June 30, 2026, the balance of $0.6 million primarily includes accrued incentive compensation earned during the period. As of December 31, 2025, the balance of $2.2 million primarily reflected accrued incentive compensation for the full year, amounts payable to a director relating to funds received during the period, and expense reimbursements payable to management.